EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of WellCare Health Plans, Inc. (the "Company") for the fiscal quarter ended June 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Thomas L. Tran, Senior Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 7, 2013	/s/ Thomas L. Tran
Thomas L. Tran
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)